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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1000, Stratford Postal Store 411 Barnum Ave. Cutoff Stratford CT	06614-9991
(MailingAddress)	(Zip Code)

Registrant's telephone number, including area code (203) 522-3247

(Former name or former address, if changed since last report.)
PO Box 22002
1307 Ste-Catherine Street West
 Montreal, Quebec, Canada H3G 2V9

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))w

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Change of principal corporate address

Effective September 15, 2006, the corporate address of The Tirex Corporation has been changed to:
P.O. Box 1000, Stratford Postal Store
 411 Barnum Ave. Cutoff
Stratford, CT 06614-9991

Tirex continues to maintain an office in the Montreal region for its Chief Financial Officer, Michael Ash.  The coordinates for this office are:
310 montée Sabourin
St-Bruno      QC
Canada     J3V 4P6
Telephone 450-653-5001
Cellular      514-895-2977
 E-Mail: tirex_cfo@yahoo.ca

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date September 21, 2006

The Tirex Corporation

/s/ John L. Threshie Jr.
John L. Threshie Jr.
President